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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) January 26, 2000



                                A V N E T, I N C.

             (Exact name of Registrant as Specified in its Charter)

          New York                      1-4224                11-1890605
(State or Other Jurisdiction          (Commission          (I.R.S. Employer
       of Incorporation)              File Number)        Identification No.)

2211 South 47th Street, Phoenix, Arizona                         85034

(Address of Principal Executive Offices)                       (Zip Code)


Registrant's Telephone Number, Including Area Code           (480) 643-2000

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Item 5.           Other Events

The following Press Release of Avnet, Inc. was issued January 26, 2000. Such Press Release is filed as Exhibit 99 attached hereto.

Item 7.           Financial Statements and Exhibits

                  (a)      Inapplicable.

                  (b)      Inapplicable.


                  (c)      Exhibits:


                           27 Financial Data Schedule (electronic filing only)

                           99       Press Release of Avnet, Inc.


                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  Avnet, Inc.
                                                  (Registrant)

                                                       /s/ Raymond Sadowski
Date: January 26, 2000                            By: __________________________
                                                  Raymond Sadowski
                                                      Senior Vice President and
                                                      Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit Number                              Description of Exhibit

         27                                 Financial Data Schedule (electronic
                                            filing only)

         99                                 Press Release of Avnet, Inc. issued
                                            January 26, 2000

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